UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 13, 2007

                             SCM MICROSYSTEMS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                     000-29440                77-0444317
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

                              Oskar-Messter-Str. 13
                                 85737 Ismaning
                                     Germany
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               (Address of Principal Executive Offices) (Zip code)

Registrant's Telephone Number, Including Area Code:           +49 89 95 95 5000
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02     Results of Operations and Financial Condition


The following information, including the text of the press release attached as an exhibit to this Form 8-K, is furnished pursuant to Item 2.02 of Form 8-K, "Results of Operations and Financial Condition."

The information contained in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained in this Current Report shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On November 13, 2007, SCM Microsystems, Inc. issued a press release announcing financial results for its fiscal third quarter ended September 30, 2007.


Item 9.01.    Financial Statements and Exhibits.

(d)   Exhibits.  99.1   Press Release dated November 13, 2007.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 13, 2007                SCM MICROSYSTEMS, INC.


                                         By: /s/ Stephan Rohaly
                                             -----------------------------------
                                             Stephan Rohaly, Chief Financial
                                             Officer and Secretary


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                               INDEX TO EXHIBITS

99.1 SCM Microsystems' Press Release dated November 13, 2007 announcing financial results for the Company's fiscal third quarter ended September 30, 2007.


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